                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2003

                               SL INDUSTRIES, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

New Jersey                          1-4987              21-0682685
--------------------------------    -------------       ------------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey          08054
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (856) 727-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

            Effective  at the opening of trading on April 30,  2003,  the common stock,  $.20 par value per share,  of SL Industries,  Inc. (the "Common  Stock")
commenced  trading on the American Stock Exchange under the ticker symbol "SLI."
The Common Stock had traded  under the ticker  symbol "SL" on the New York Stock
Exchange through the close of trading on April 29, 2003. Additionally, effective at the  opening of trading on April 30,  3003,  the ticker  symbol of the Common
Stock on the Philadelphia Stock Exchange was changed to "SLI" from "SL."

            For additional  information,  reference is made to the press release issued on April 28, 2003 attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      The following is filed as an Exhibit to this Report:

Exhibit Number        Description
--------------        -----------

    99.1              Press Release of SL Industries, Inc. dated April 28, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SL Industries, Inc.

Date:  April 30, 2003                  By: /s/ David R. Nuzzo
                                           -----------------------------------
                                           David R. Nuzzo
                                           Vice President Finance and
                                           Administration